UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

May 31, 2018 (May 31, 2018)
Date of Report (Date of earliest event reported)

Caesars Entertainment Corporation
(Exact name of registrant as specified in its charter)

Delaware	001-10410	62-1411755
(State of Incorporation)	(Commission File Number)	(IRS Employer
Identification Number)
One Caesars Palace Drive
Las Vegas, Nevada 89109
(Address of principal executive offices) (Zip Code)

(702) 407-6000
(Registrant’s telephone number, including area code)
N/A
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 8.01 Other Events
As disclosed in our Quarterly Report on Form 10-Q for the quarterly period ended March 31, 2018, filed with the Securities and Exchange Commission on May 2, 2018, effective January 1, 2018, Caesars Entertainment Corporation (the “Company”) adopted the Accounting Standards Update (“ASU”) 2014-09, Revenue from Contracts with Customers (and all related amendments). The Company adopted the new standard using the full retrospective method, which required the Company to recast each prior reporting period presented consistent with the new standard.
The Company is filing this Current Report on Form 8-K to present its consolidated financial statements as of December 31, 2017 and 2016 and for each of the three years in the period ended December 31, 2017 and financial information presented in certain sections of its Annual Report on Form 10-K for the year ended December 31, 2017 filed on March 8, 2018 (the “2017 Annual Report”) recast on a basis consistent with the new standard. The recasting of information presented in certain sections of the 2017 Annual Report is set forth in Exhibit 99.1, which is incorporated herein by reference.
No attempt has been made in Exhibit 99.1 to update disclosures presented in our 2017 Annual Report except as required to reflect the effects of ASU 2014-09. Exhibit 99.1 does not reflect events occurring after the filing of our 2017 Annual Report, or modify or update those disclosures, including the exhibits to the 2017 Annual Report affected by subsequent events. For developments that have occurred subsequent to the filing of the 2017 Annual Report, refer to the Company's Quarterly Report on Form 10-Q for the quarter ended March 31, 2018 and other filings by the Company with the Securities and Exchange Commission.
CAUTIONARY STATEMENTS REGARDING FORWARD-LOOKING STATEMENTS
This report contains or may contain “forward-looking statements” intended to qualify for the safe harbor from liability established by the Private Securities Litigation Reform Act of 1995. These statements can be identified by the fact that they do not relate strictly to historical or current facts. We have based these forward-looking statements on our current expectations about future events. Further, statements that include words such as “may,” “will,” “project,” “might,” “expect,” “believe,” “anticipate,” “intend,” “could,” “would,” “estimate,” “continue,” “present,” or “pursue,” or the negative of these words or other words or expressions of similar meaning may identify forward-looking statements. These forward-looking statements are found at various places throughout this report. These forward-looking statements, including, without limitation, those relating to future actions, new projects, strategies, future performance, the outcome of contingencies such as legal proceedings, and future financial results, wherever they occur in this report, are necessarily estimates reflecting the best judgment of our management and involve a number of risks and uncertainties that could cause actual results to differ materially from those suggested by the forward-looking statements. These forward-looking statements should, therefore, be considered in light of various important factors set forth above and from time to time in our filings with the Securities and Exchange Commission.
Important factors that could cause actual results to differ materially from estimates or projections contained in the forward-looking statements include without limitation:

•	completion of the acquisition of Centaur Holdings, LLC ("Centaur") is subject to receipt of regulatory approvals and other customary closing conditions, which may not be satisfied;

•	we may not be able to realize the anticipated benefits of our proposed acquisition of Centaur;

•	development of our announced convention center in Las Vegas and certain of our other announced projects are subject to risks associated with new construction projects, including those described below;

•	the impact of our new operating structure following CEOC’s emergence from bankruptcy;

•	the effects of local and national economic, credit, and capital market conditions on the economy, in general, and on the gaming industry, in particular;

•	the effect of reductions in consumer discretionary spending due to economic downturns or other factors and changes in consumer demands;

•
the ability to realize improvements in our business and results of operations through our property renovation investments, technology deployments, business process improvement initiatives, and other continuous improvement initiatives;

•	the ability to take advantage of opportunities to grow our revenue;

•	the ability to use net operating losses to offset future taxable income as anticipated;

•	the ability to realize all of the anticipated benefits of current or potential future acquisitions;

•	the ability to effectively compete against our competitors;

•	the financial results of our consolidated businesses;

•
the impact of our substantial indebtedness, including its impact on our ability to raise additional capital in the future and react to changes in the economy, and lease obligations and the restrictions in our debt and lease agreements;

•
the ability to access available and reasonable financing or additional capital on a timely basis and on acceptable terms or at all, including our ability to refinance our indebtedness on acceptable terms;

•	the ability of our customer tracking, customer loyalty, and yield management programs to continue to increase customer loyalty and same-store or hotel sales;

•
changes in the extensive governmental regulations to which we are subject and (1) changes in laws, including increased tax rates, smoking bans, regulations, or accounting standards; (2) third-party relations; and (3) approvals, decisions, disciplines and fines of courts, regulators, and governmental bodies;

•
compliance with the extensive laws and regulations to which we are subject, including applicable gaming laws, the Foreign Corrupt Practices Act and other anti-corruption laws, and the Bank Secrecy Act and other anti-money laundering laws;

•	our ability to recoup costs of capital investments through higher revenues;

•	growth in consumer demand for non-gaming offerings;

•	abnormal gaming holds (“gaming hold” is the amount of money that is retained by the casino from wagers by customers);

•	the effects of competition, including locations of competitors, growth of online gaming, competition for new licenses, and operating and market competition;

•	our ability to protect our intellectual property rights and damages caused to our brands due to the unauthorized use of our brand names by third parties in ways outside of our control;

•	the ability to timely and cost-effectively integrate companies that we acquire into our operations;

•	not being able to realize all of our anticipated cost savings;

•	the potential difficulties in employee retention, recruitment, and motivation;

•	our ability to retain our performers or other entertainment offerings on acceptable terms or at all;

•	the risk of fraud, theft, and cheating;

•	seasonal fluctuations resulting in volatility and an adverse effect on our operating results;

•	any impairments to goodwill, indefinite-lived intangible assets, or long-lived assets that we may incur;

•
construction factors, including delays, increased costs of labor and materials, availability of labor and materials, zoning issues, environmental restrictions, soil and water conditions, weather and other hazards, site access matters, and building permit issues;

•	the impact of adverse legal proceedings and judicial and governmental body actions, including gaming legislative action, referenda, regulatory disciplinary actions, and fines and taxation;

•
acts of war or terrorist incidents (including the impact of the recent mass shooting in Las Vegas on tourism), severe weather conditions, uprisings, or natural disasters, including losses therefrom, losses in revenues and damage to property, and the impact of severe weather conditions on our ability to attract customers to certain of our facilities;

•	fluctuations in energy prices;

•	work stoppages and other labor problems;

•	our ability to collect on credit extended to our customers;

•	the effects of environmental and structural building conditions relating to our properties and our exposure to environmental liability, including as a result of unknown environmental contamination;

•	a disruption, failure, or breach of our network, information systems, or other technology, or those of our vendors, on which we are dependent;

•	risks and costs associated with protecting the integrity and security of internal, employee, and customer data;

•	access to insurance for our assets on reasonable terms;

•	the impact, if any, of unfunded pension benefits under multi-employer pension plans; and

•	the other factors set forth under Part I, Item 1A. “Risk Factors” in our 2017 Annual Report.
You are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date they are made. We undertake no obligation to publicly update or release any revisions to these forward-looking statements to reflect future events or circumstances or to reflect the occurrence of unanticipated events, except as required by law.

Item 9.01 Financial Statements and Exhibits

(d)	Exhibits.

23.1	Consent of Deloitte & Touche, LLP, independent registered public accounting firm.

99.1
Business, Selected Financial Data, Management’s Discussion and Analysis of Financial Condition and Results of Operations, Financial Statements and Supplementary Data, and Exhibits, Financial Statement Schedules (Part I, Item 1, Part II, Items 6, 7, and 8, and Schedule I of Part IV, Item 15 of Caesars Entertainment Corporation's Annual Report on Form 10-K for the year ended December 31, 2017).

101.INS	XBRL Instance Document.

101.SCH	XBRL Taxonomy Extension Schema Document.

101.CAL	XBRL Taxonomy Extension Calculation Linkbase Document.

101.DEF	XBRL Taxonomy Extension Definition Linkbase Document.

101.LAB	XBRL Taxonomy Extension Label Linkbase Document.

101.PRE	XBRL Taxonomy Extension Presentation Linkbase Document.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CAESARS ENTERTAINMENT CORPORATION

Date:	May 31, 2018	By:	/S/ KEITH A. CAUSEY
Keith A. Causey
Senior Vice President and Chief Accounting Officer